COOKSON PEIRCE CORE EQUITY FUND (the “Fund”)
a series of Trust for Professional Managers (the “Trust”)

Supplement dated November 6, 2009
to the
Statement of Additional Information (“SAI”) dated September 28, 2009

At a meeting of the Board of Trustees (the “Board”) of the Trust  held on October 23, 2009, the Board, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as defined under the Investment Company Act of 1940, as amended, unanimously voted to increase the number of Trustees of the Trust from three to four.  The Board, including the Independent Trustees, also unanimously approved the appointment of Mr. Jonas B. Siegel as an Independent Trustee of the Trust, as well as the appointment of Mr. Siegel as a member of the Board’s Audit Committee and Nominating Committee.

The following disclosures in the section of the Fund’s SAI entitled “Management of the Fund – Board of Trustees” are hereby revised to reflect the appointment of Mr. Siegel as an Independent Trustee:

Management of the Fund

(Table excerpted.)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation During the Past Five Years	Other Directorships Held by Trustee
Independent Trustees
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Trustee	Indefinite Term; Since August 22, 2001	20	Professor and Chair, Department of Accounting, Marquette University (2004-present); Associate Professor of Accounting, Marquette University (1996-2004).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Trustee	Indefinite Term; Since August 22, 2001	20	Captain, Midwest Airlines, Inc. (Airline Company) (2000-present); Director-Flight Standards & Training (July 1990-December 1999).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).
Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 66	Trustee	Indefinite Term, Since October 23, 2009	20
Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (investment management firm) (1994-Present); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997-2007); President, CAO and CCO, Granum Securities, LLC (investment banking firm) (1997-2007).
					None.

Trustee Compensation

For their service as Trustees, for the fiscal year ended May 31, 2009, the Independent Trustees receive a retainer fee of $15,000 per year, $1,000 for each in-person Board meeting and $500 for each telephonic Board meeting of the Trust, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Interested Trustees do not receive any compensation for their service as Trustee.

Name of Person/Position	Aggregate Compensation From the Fund1	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and the Trust2 Paid to Trustees
Dr. Michael D. Akers, Independent Trustee	$1,131	None	None	$23,500
Gary A. Drska, Independent Trustee	$1,131	None	None	$23,500
Jonas B. Siegel3 Independent Trustee	N/A	N/A	N/A	N/A
Joseph C. Neuberger, Interested Trustee	None	None	None	None

1      Trustees fees and expenses are allocated among the Fund and any other series comprising the Trust.
2      There are currently 19 other portfolios comprising the Trust.
3      Mr. Siegel did not serve as an Independent Trustee during the fiscal year ended May 31, 2009.

Trustees Ownership of Fund Shares
As of December 31, 2008, no Trustee or officer of the Trust beneficially owned shares of the Fund or any other series of the Trust.  Furthermore, neither the trustees who are not “interested” persons of the Fund, nor members of their immediate family, own securities beneficially, or of record, in the Advisor, the Fund’s distributor or any of their affiliates.  Accordingly, neither the trustees who are not “interested” persons of the Fund nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Fund’s distributor or any of their affiliates.

Board Committees
Audit Committee.  The Trust has an Audit Committee, which is comprised of the independent members of the Board of Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel.  The Audit Committee reviews financial statements and other audit-related matters for the Fund.  The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence.  The Audit Committee met once with respect to the Fund during the Fund’s last fiscal year.

Nominating Committee.  The Trust has a Nominating Committee, which is comprised of the independent members of the Board of Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.  The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the Secretary of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees.  The Nominating Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

Please retain this supplement with your Statement of Additional Information for future reference.